EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Rubincon Ventures Inc. on Form 10-QSB for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                 /s/"Ted Reimchen",
                                                  -----------------
                                                     Ted Reimchen
                                              Chief  Executive  Officer
                                                President and Director


                                              /s/  "Irene  Campany"
                                              -----------------------
                                                    Irene  Campany
                                              Chief  Accounting  Officer
                                              Chief  Financial  Officer
                                                 Secretary  Treasurer
                                                     and Director


Date:  December  14,  2003